Intangible Asset	6 Months Ended
Jun. 30, 2023
Intangible Asset [Abstract]
INTANGIBLE ASSET

NOTE 4:- INTANGIBLE ASSET

On September 30, 2022, the Company announced the closing of the Acquisition. In connection with the Acquisition, the Company incorporated a new wholly owned Delaware subsidiary, SciSparc US, to hold the new assets. The definitive agreement for the acquisition of the Brand was entered into with Merhavit M.R.M Holding and Management Ltd (“M.R.M”).

At the closing, the Company paid a base cash payment of $4,540 and in 12 months following the closing agreed to pay an additional deferred cash payment equal to a multiple of 3 times the amount by which the Brand’s EBITDA exceeds $1,120 during the 12-month period following the closing of the Acquisition. The Company paid an additional $321 as purchase costs.

In addition, the Company issued to M.R.M $15,000 worth of warrants to purchase ordinary shares of the Company at an exercise price of $7.00 per share (with a cashless exercise mechanism) and with an exercise period of five years from the closing of the Acquisition (the “September 2022 Warrants”). The September 2022 Warrants will become exercisable upon the earlier of (i) an achievement of $100,000 of gross sales by the Brand in the aggregate or (ii) if the price of our Ordinary Shares closes at $10.00 or above.

The Company reviewed the transaction and deemed it to be the purchase of assets for accounting purposes under generally accepted accounting principles and not as a business combination. The Company reviewed the guidance under IFRS 3 for the transaction and determined that the fair value of the gross assets acquired was concentrated in a single identifiable asset, a brand. Accordingly, the Company treated the transaction as an asset acquisition. On the closing date of the Acquisition, the Company fully recognized the acquisition amount total of $4,861 as an intangible asset, to be amortized over a period of 10 years.

The table below summarizes the fair value of the intangible asset:

Balance at January 1, 2022	$-
Purchase date September 30, 2022	4,861
Depreciation of intangible asset	(144)

Balance at December 31, 2022	4,717

Depreciation of intangible asset	(243)

Balance at June 30, 2023	$4,474

During the year ended December 31, 2022, the Company recognized depreciation expenses in respect to intangible asset in the amount of $144.

The estimated fair values of the tangible and intangible assets in respect of the Acquisition of the Wellution™ brand are provisional and are based on information that was available as of the Acquisition date to estimate the fair value of these amounts. The Group’s management believes the information provides a reasonable basis for estimating the fair values of these amounts but is waiting for additional information necessary to finalize those fair values. Therefore, provisional measurements of fair value that appear are subject to change. The Group expects to finalize the tangible and intangible assets valuation and complete the Acquisition accounting as soon as practicable but no later than the measurement period.

During the six months ended June 30, 2023, and 2022, the Company recorded depreciation expenses with respect to intangible asset in the amount of $243 and $ nil, respectively.